UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2025

Howard Hughes Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41779	93-1869991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9950 WOODLOCH FOREST DRIVE, 11TH FLOOR
THE WOODLANDS, Texas 77380
(Address of principal executive offices, including zip code)

(646) 354-3406
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock $0.01 par value per share	HHH	NYSE
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2025, at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Howard Hughes Holdings Inc., a Delaware corporation (the “Company”), stockholders approved the Company’s 2025 Equity Incentive Plan (the “2025 Plan”). The 2025 Plan had been approved by the Company’s Board of Directors on August 7, 2025, subject to the approval of the stockholders, and became effective upon approval by the stockholders on September 30, 2025.   The 2025 Plan is attached hereto as Exhibit 10.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders elected the Company’s Board of Directors (the “Board”) and voted upon three Board proposals contained within the Company’s Proxy Statement, dated August 15, 2025.

The Board nominees were elected with the following votes:

Nominee	For	Against	Abstentions	Broker Non- Votes
William Ackman	23,115,019	956,959	20,287	3,646,203
David Eun	23,955,292	96,507	40,466	3,646,203
Ben Hakim	23,487,349	572,510	32,406	3,646,203
Ryan Israel	23,439,289	621,462	31,514	3,646,203
Thom Lachman	24,009,429	43,693	39,143	3,646,203
David O’Reilly	23,354,758	699,103	38,404	3,646,203
Susan Panuccio	23,997,881	54,923	39,461	3,646,203
R. Scot Sellers	22,784,866	1,264,766	42,633	3,646,203
Mary Ann Tighe	23,005,947	1,036,436	49,882	3,646,203
Jean-Baptiste Wautier	23,988,744	63,494	40,027	3,646,203
Anthony Williams	22,027,276	2,025,121	39,868	3,646,203

The stockholders voted on the following proposals and cast their votes as described below:

Proposal	For	Against	Abstentions	Broker Non- Votes
An advisory (non-binding) vote to approve the compensation of the Company’s named executive officers	23,394,881	566,168	131,216	3,646,203

Proposal	For	Against	Abstentions	Broker Non- Votes
A vote to approve the Howard Hughes Holdings Inc. 2025 Equity Incentive Plan	23,607,854	373,731	110,680	3,646,203

Proposal	For	Against	Abstentions
A vote to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2025	27,617,230	83,030	38,208

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Howard Hughes Holdings Inc. 2025 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOWARD HUGHES HOLDINGS INC.

By:	/s/ Joseph Valane
Joseph Valane
General Counsel & Secretary

Date: October 6, 2025